UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2008
COREL CORPORATION
(Exact name of Registrant as specified in its Charter)

CANADA (State or other Jurisdiction of Incorporation)	000-20562 (Commission File Number)	98-0407194 (IRS Employer Identification No.)
1600 Carling Avenue
Ottawa, Ontario
Canada
K1Z 8R7
(613) 728-0826
(Address of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     Today Corel Corporation issued a press release announcing that discussions with a third party regarding a potential sale of Corel have ceased. The text of the release is furnished herewith as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d)	The following exhibits are furnished with this Form 8-K:
99.1	Press Release dated October 22, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: October 22, 2008

COREL CORPORATION
By:	/s/ CHRISTOPHER DIFRANCESCO
	Name:	Christopher DiFrancesco
	Title:	Senior Vice President, Legal, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated October 22, 2008.